Exhibit 99.2

Discover Financial Services
GAAP Basis 1
(unaudited, dollars in thousands, except per
share statistics)	Quarter Ended					Feb 28, 2010
	Feb 28, 2010	Nov 30, 2009	Aug 31, 2009	May 31, 2009	Feb 28, 2009	vs Feb 28, 2009

Earnings Summary
Interest Income	$1,559,150	$638,086	$833,217	$857,984	$815,793	$743,357		91%
Interest Expense	413,724	314,158	304,401	320,005	312,720	101,004		32%
Net Interest Income	1,145,426	323,928	528,816	537,979	503,073	642,353		128%
Other Income 2	545,876	1,253,559	1,315,960	1,081,120	1,189,956	(644,080)		(54%	)
Revenue Net of Interest Expense	1,691,302	1,577,487	1,844,776	1,619,099	1,693,029	(1,727)		(0%	)
Provision for Loan Losses	1,387,206	399,732	380,999	643,861	937,813	449,393		48%
Employee Compensation and Benefits	195,764	191,516	208,528	208,151	219,488	(23,724)		(11%	)
Marketing and Business Development	84,673	113,851	77,814	102,922	111,433	(26,760)		(24%	)
Information Processing & Communications	65,418	72,192	67,679	74,441	74,897	(9,479)		(13%	)
Professional Fees	75,813	92,910	83,746	74,550	70,123	5,690		8%
Premises and Equipment	17,860	18,282	18,437	18,223	18,072	(212)		(1%	)
Other Expense	35,276	118,748	67,634	82,341	65,110	(29,834)		(46%	)
Total Other Expense	474,804	607,499	523,838	560,628	559,123	(84,319)		(15%	)
Income Before Income Taxes 2	(170,708)	570,256	939,939	414,610	196,093	(366,801)		(187%	)
Tax Expense	(67,170)	217,719	362,485	188,810	75,699	(142,869)		(189%	)
Net Income 2	$(103,538)	$352,537	$577,454	$225,800	$120,394	$(223,932)		(186%	)

Net Income Allocated to Common Stockholders 2, 3	$(122,233)	$330,505	$552,928	$206,366	$118,380	$(240,613)		NM

Effective Tax Rate 4	39.3%	38.2%	38.6%	45.5%	38.6%

Balance Sheet Statistics
Total Assets	$66,818,951	$46,020,987	$42,698,290	$41,518,288	$40,606,518	$26,212,433		65%
Tangible Assets 5	$66,369,560	$45,569,930	$42,245,313	$41,063,390	$40,149,699	$26,219,861		65%
Total Equity	$7,015,048	$8,435,547	$8,386,202	$7,415,640	$5,999,351	$1,015,697		17%
Total Common Equity	$5,853,593	$7,277,481	$7,231,463	$6,263,661	$5,999,351	$(145,758)		(2%	)
Total Common Equity/Total Assets	8.8%	15.8%	16.9%	15.1%	14.8%
Total Common Equity/Net Loans 6	12.8%	33.3%	30.6%	24.6%	22.9%
Book Value per share 7	$12.90	$15.54	$15.45	$15.40	$12.46	$0.44		4%
ROE 2,8	(6% )	16%	28%	12%	8%

Allowance for Loan Loss (period end)	$4,207,360	$1,757,899	$1,832,360	$1,986,473	$1,878,942	$2,328,418		124%
Change in Loan Loss Reserves	$305,000	$(74,461)	$(154,113)	$107,531	$504,357	$(199,357)		(40%	)
Reserve Rate 9	8.40%	7.44%	7.19%	7.24%	6.70%	170	bps

Per Share Statistics
Basic EPS 2, 10	$(0.22)	$0.61	$1.08	$0.43	$0.25	$(0.47)		(189%	)
Diluted EPS 2, 10	$(0.22)	$0.60	$1.07	$0.43	$0.25	$(0.47)		(189%	)
Common Stock Price (period end)	$13.65	$15.46	$13.75	$9.56	$5.73	$7.92		138%
Ending Common Shares Outstanding (000's)	543,777	542,922	542,749	481,676	481,459	62,318		13%
Weighted Average Common Shares Outstanding (000's)	543,422	542,826	513,098	481,636	480,497	62,925		13%
Weighted Average Common Shares Outstanding (fully diluted) (000's)	543,422	551,343	517,050	481,636	480,497	62,925		13%

Loan Receivables
Total Loans	$50,093,516	$23,625,084	$25,489,809	$27,441,514	$28,034,208	22,059,308		79%
Average Total Loans	$51,555,460	$23,835,598	$26,380,203	$28,257,484	$27,733,143	23,822,317		86%

Interest Yield 11	12.15%	10.25%	12.10%	11.54%	11.24%	91	bps
Net Principal Charge-off Rate 12	8.51%	7.98%	8.05%	7.53%	6.34%	217	bps
Delinquency Rate (over 30 days) 13	5.05%	4.92%	4.86%	4.87%	5.04%	1	bps
Delinquency Rate (over 90 days) 14	2.77%	2.58%	2.46%	2.60%	2.57%	20	bps

Transactions Processed on Networks (000's)
Discover Network	381,562	387,350	390,643	366,315	369,647	11,915		3%
PULSE Network	719,906	676,817	753,201	762,175	686,527	33,379		5%
Total	1,101,468	1,064,167	1,143,844	1,128,490	1,056,174	45,294		4%

Volume
PULSE Network	$27,617,635	$24,667,926	$28,051,978	$29,128,044	$27,454,173	$163,462		1%
Third-Party Issuers	1,561,929	1,522,269	1,446,308	1,340,532	1,362,446	199,483		15%
Diners Club International 15	6,554,504	7,172,809	6,465,990	6,240,604	6,293,574	260,930		4%
Total Payment Services 16	35,734,068	33,363,004	35,964,276	36,709,180	35,110,193	623,875		2%
Discover Network - Proprietary 17	23,172,534	22,712,600	23,579,434	21,972,596	22,424,367	748,167		3%
Total	$58,906,602	$56,075,604	$59,543,710	$58,681,776	$57,534,560	$1,372,042		2%

Discover Financial Services
As Adjusted Basis (for 2009 data)
(unaudited, dollars in thousands, except per
share statistics)	Quarter Ended					Feb 28, 2010
	Feb 28, 2010	Nov 30, 2009	Aug 31, 2009	May 31, 2009	Feb 28, 2009	vs Feb 28, 2009

Earnings Summary
Interest Income	$1,559,150	$1,576,442	$1,660,787	$1,595,066	$1,602,857	$(43,707)		(3%	)
Interest Expense	413,724	393,160	382,238	403,219	426,882	(13,158)		(3%	)
Net Interest Income	1,145,426	1,183,282	1,278,549	1,191,847	1,175,975	(30,549)		(3%	)
Other Income	545,876	550,229	575,717	513,260	546,858	(982)		(0%	)
Revenue Net of Interest Expense	1,691,302	1,733,511	1,854,266	1,705,107	1,722,833	(31,531)		(2%	)
Provision for Loan Losses	1,387,206	1,258,261	1,085,209	1,302,476	1,477,084	(89,878)		(6%	)
Employee Compensation and Benefits	195,764	191,516	208,528	208,151	219,488	(23,724)		(11%	)
Marketing and Business Development	84,673	113,851	77,814	102,922	111,433	(26,760)		(24%	)
Information Processing & Communications	65,418	72,192	67,679	74,441	74,897	(9,479)		(13%	)
Professional Fees	75,813	92,910	83,746	74,550	70,123	5,690		8%
Premises and Equipment	17,860	18,282	18,437	18,223	18,072	(212)		(1%	)
Other Expense	35,276	89,756	67,634	82,341	65,110	(29,834)		(46%	)
Total Other Expense	474,804	578,507	523,838	560,628	559,123	(84,319)		(15%	)
Income Before Income Taxes	(170,708)	(103,257)	245,219	(157,997)	(313,374)	142,666		46%
Tax Expense	(67,170)	(44,037)	94,655	(25,697)	(117,046)	49,876		43%
Net Income	$(103,538)	$(59,220)	$150,564	$(132,300)	$(196,328)	$92,790		47%

Net Income Allocated to Common Stockholders 3	$(122,233)	$(77,855)	$130,954	$(148,854)	$(196,328)	$74,095		38%

Effective Tax Rate 4	39.3%	42.6%	38.6%	16.3%	37.4%

Balance Sheet Statistics
Total Assets	$66,818,951	$67,116,359	$63,929,520	$62,796,303	$61,242,736	$5,576,215		9%
Tangible Assets 5	$66,369,560	$66,665,302	$63,476,543	$62,341,405	$60,785,917	$5,583,643		9%
Total Equity	$7,015,048	$7,102,991	$7,148,275	$6,344,804	$4,990,974	$2,024,074		41%
Total Common Equity	$5,853,593	$5,944,925	$5,993,536	$5,192,826	$4,990,974	$862,619		17%
Tangible Common Equity 18	$5,404,202	$5,493,868	$5,540,559	$4,737,928	$4,534,155	$870,047		19%
Tangible Common Equity/Tangible Assets 18, 19	8.1%	8.2%	8.7%	7.6%	7.5%
Tangible Common Equity/Net Loans 6, 18, 20	11.8%	11.7%	11.7%	10.0%	9.6%
Tangible Common Equity per share 18, 21	$9.94	$10.12	$10.21	$9.84	$9.42	$0.52		6%
ROE 8	(6% )	(3% )	9%	(8% )	(15% )

Net Yield on Loan Receivables 22	9.01%	9.38%	9.95%	9.25%	9.20%	(19)	bps
Return on Loan Receivables 23	(0.81% )	(0.47% )	1.17%	(1.03% )	(1.54% )	73	bps

Allowance for Loan Loss (period end)	$4,207,360	$3,902,360	$3,707,571	$3,700,901	$3,402,126	$805,234		24%
Change in Loan Loss Reserves	$305,000	$194,789	$6,670	$298,775	$647,769	$(342,769)		(53%	)
Reserve Rate 9	8.40%	7.67%	7.28%	7.25%	6.69%	171	bps
Reserve Rate (excluding guaranteed student loans) 24	8.73%	7.87%	7.41%	7.32%	6.73%	200	bps

Per Share Statistics
Basic EPS 10	$(0.22)	$(0.14)	$0.26	$(0.31)	$(0.41)	$0.19		46%
Diluted EPS 10	$(0.22)	$(0.14)	$0.25	$(0.31)	$(0.41)	$0.19		46%
Common Stock Price (period end)	$13.65	$15.46	$13.75	$9.56	$5.73	$7.92		138%
Ending Common Shares Outstanding (000's)	543,777	542,922	542,749	481,676	481,459	62,318		13%
Weighted Average Common Shares Outstanding (000's)	543,422	542,826	513,098	481,636	480,497	62,925		13%
Weighted Average Common Shares Outstanding (fully diluted) (000's)	543,422	542,826	517,050	481,636	480,497	62,925		13%

Loan Receivables
Total Loans	$50,093,516	$50,854,146	$50,896,596	$51,017,887	$50,875,614	(782,098)		(2%	)
Average Total Loans	$51,555,460	$50,585,332	$50,957,954	$51,120,498	$51,866,776	(311,316)		(1%	)

Interest Yield 11	12.15%	12.35%	12.79%	12.18%	12.26%	(11)	bps
Net Principal Charge-off Rate 12	8.51%	8.43%	8.40%	7.79%	6.48%	203	bps
Delinquency Rate (over 30 days) 13	5.05%	5.31%	5.11%	5.08%	5.26%	(21)	bps
Delinquency Rate (over 90 days) 14	2.77%	2.78%	2.60%	2.73%	2.69%	8	bps

Segment - Income Before Income Taxes
Direct Banking 25	$(207,665)	$(127,028)	$218,080	$(184,705)	$(342,300)	$134,635		39%
Payment Services 16	36,957	23,771	27,139	26,708	28,926	8,031		28%
Total	$(170,708)	$(103,257)	$245,219	$(157,997)	$(313,374)	$142,666		46%

Note: As adjusted basis (non-GAAP) data is presented to show how the Company's financial data would be presented for each of the fiscal quarters in the year ended November 30, 2009 if the trusts used in the Company’s securitization activities were consolidated into the Company’s financial statements for such periods. As adjusted income statement data also excludes the impact of income received in connection with the settlement of the Company's antitrust litigation with Visa and MasterCard in each quarter of 2009 and the income statement impact of the Morgan Stanley special dividend agreement dispute in the fourth quarter of 2009. For reconciliation of comparable GAAP measures see Reconciliation of GAAP to As Adjusted data.

Discover Financial Services
Direct Banking Segment 25
Managed Basis 26
(unaudited, dollars in thousands)
	Quarter Ended						Feb 28, 2010
	Feb 28, 2010		Nov 30, 2009	Aug 31, 2009	May 31, 2009	Feb 28, 2009	vs Feb 28, 2009

Earnings Summary
Interest Income	$1,559,147		$1,585,612	$1,663,886	$1,607,114	$1,603,362	$(44,215)		(3%	)
Interest Expense	413,686		403,266	392,592	414,002	438,338	(24,652)		(6%	)
Net Interest Income	1,145,461		1,182,346	1,271,294	1,193,112	1,165,024	(19,563)		(2%	)
Other Income	480,341		924,499	1,055,529	834,630	863,223	(382,882)		(44%	)
Revenue Net of Interest Expense	1,625,802		2,106,845	2,326,823	2,027,742	2,028,247	(402,445)		(20%	)
Provision for Loan Losses	1,387,206		989,009	924,427	1,111,232	1,333,673	53,533		4%
Total Other Expense	446,261		571,351	489,596	528,608	527,407	(81,146)		(15%	)
Income Before Income Taxes	$(207,665)		$546,485	$912,800	$387,902	$167,167	$(374,832)		NM

Net Yield on Loan Receivables 22	9.01%		9.37%	9.90%	9.26%	9.11%	(10)	bps
Pretax Return on Loan Receivables 27	(1.63%	)	4.33%	7.10%	3.01%	1.31%	(294)	bps

Loan Receivables
Total Loans	$50,093,516		$50,860,372	$50,903,845	$51,032,382	$50,888,704	$(795,188)		(2%	)
Average Total Loans	$51,555,460		$50,590,846	$50,971,056	$51,132,761	$51,877,845	$(322,385)		(1%	)

Interest Yield 11	12.15%		12.34%	12.73%	12.19%	12.17%	(2)	bps
Net Principal Charge-off Rate 12	8.51%		8.43%	8.39%	7.79%	6.48%	203	bps
Delinquency Rate (over 30 days) 13	5.05%		5.31%	5.10%	5.08%	5.25%	(20)	bps
Delinquency Rate (over 90 days) 14	2.77%		2.78%	2.60%	2.73%	2.69%	8	bps

Credit Card Loans
Credit Card Loans	$45,761,239		$47,465,590	$48,135,639	$48,903,632	$49,011,177	$(3,249,938)		(7%	)
Average Credit Card Loans	$47,646,479		$47,429,775	$48,641,890	$49,108,321	$50,254,235	$(2,607,756)		(5%	)

Interest Yield 11	12.70%		12.75%	12.99%	12.37%	12.28%	42	bps
Net Principal Charge-off Rate 12	9.00%		8.81%	8.63%	7.99%	6.61%	239	bps
Delinquency Rate (over 30 days) 13	5.39%		5.60%	5.31%	5.23%	5.41%	(2)	bps
Delinquency Rate (over 90 days) 14	2.98%		2.94%	2.72%	2.82%	2.78%	20	bps

Total Discover Card Volume	$23,844,456		$23,335,440	$23,955,402	$24,336,751	$23,964,577	$(120,121)		(1%	)
Discover Card Sales Volume	$22,399,675		$21,903,694	$22,768,927	$21,494,174	$21,293,757	$1,105,918		5%

Discover Financial Services
Direct Banking Segment 25
As Adjusted Basis (for 2009 data)
(unaudited, dollars in thousands)
	Quarter Ended									Feb 28, 2010
	Feb 28, 2010		Nov 30, 2009		Aug 31, 2009	May 31, 2009		Feb 28, 2009		vs Feb 28, 2009

Earnings Summary
Interest Income	$1,559,147		$1,576,364		$1,660,592	$1,594,728		$1,602,370		$(43,223)		(3%	)
Interest Expense	413,686		393,128		382,188	403,158		426,803		(13,117)		(3%	)
Net Interest Income	1,145,461		1,183,236		1,278,404	1,191,570		1,175,567		(30,106)		(3%	)
Other Income	480,341		490,356		514,481	454,809		486,624		(6,283)		(1%	)
Revenue Net of Interest Expense	1,625,802		1,673,592		1,792,885	1,646,379		1,662,191		(36,389)		(2%	)
Provision for Loan Losses	1,387,206		1,258,261		1,085,209	1,302,476		1,477,084		(89,878)		(6%	)
Total Other Expense	446,261		542,359		489,596	528,608		527,407		(81,146)		(15%	)
Income Before Income Taxes	$(207,665)		$(127,028)		$218,080	$(184,705)		$(342,300)		$134,635		39%

Net Yield on Loan Receivables 22	9.01%		9.38%		9.95%	9.25%		9.19%		(18)	bps
Pretax Return on Loan Receivables 27	(1.63%	)	(1.01%	)	1.70%	(1.43%	)	(2.68%	)	105	bps

Loan Receivables
Total Loans	$50,093,516		$50,854,146		$50,896,596	$51,017,887		$50,875,614		$(782,098)		(2%	)
Average Total Loans	$51,555,460		$50,585,332		$50,957,954	$51,120,498		$51,866,776		$(311,316)		(1%	)

Interest Yield 11	12.15%		12.35%		12.79%	12.18%		12.26%		(11)	bps
Net Principal Charge-off Rate 12	8.51%		8.43%		8.40%	7.79%		6.48%		203	bps
Delinquency Rate (over 30 days) 13	5.05%		5.31%		5.11%	5.08%		5.26%		(21)	bps
Delinquency Rate (over 90 days) 14	2.77%		2.78%		2.60%	2.73%		2.69%		8	bps

Credit Card Loans
Credit Card Loans	$45,761,239		$47,459,364		$48,128,390	$48,889,136		$48,998,087		$(3,236,848)		(7%	)
Average Credit Card Loans	$47,646,479		$47,424,261		$48,628,789	$49,096,058		$50,243,166		$(2,596,687)		(5%	)

Interest Yield 11	12.70%		12.76%		13.05%	12.36%		12.37%		33	bps
Net Principal Charge-off Rate 12	9.00%		8.81%		8.63%	7.99%		6.62%		238	bps
Delinquency Rate (over 30 days) 13	5.39%		5.60%		5.31%	5.23%		5.41%		(2)	bps
Delinquency Rate (over 90 days) 14	2.98%		2.94%		2.72%	2.82%		2.78%		20	bps

Total Discover Card Volume	$23,844,456		$23,335,440		$23,955,402	$24,336,751		$23,964,577		$(120,121)		(1%	)
Discover Card Sales Volume	$22,399,675		$21,903,694		$22,768,927	$21,494,174		$21,293,757		$1,105,918		5%

Note: As adjusted basis (non-GAAP) data is presented to show how the Company's financial data would be presented for each of the fiscal quarters in the year ended November 30, 2009 if the trusts used in the Company’s securitization activities were consolidated into the Company’s financial statements for such periods. As adjusted income statement data also excludes the impact of income received in connection with the settlement of the Company's antitrust litigation with Visa and MasterCard in each quarter of 2009 and the income statement impact of the Morgan Stanley special dividend agreement dispute in the fourth quarter of 2009. For reconciliation of comparable GAAP measures see Reconciliation of GAAP to As Adjusted data.

Discover Financial Services
Payment Services Segment 16
(unaudited, dollars in thousands)
	Quarter Ended					Feb 28, 2010
	Feb 28, 2010	Nov 30, 2009	Aug 31, 2009	May 31, 2009	Feb 28, 2009	vs Feb 28, 2009

Earnings Summary
Interest Income	$3	$78	$195	$338	$487	$(484)	(99%	)
Interest Expense	38	32	50	61	79	(41)	(52%	)
Net Interest Income	(35)	46	145	277	408	(443)	(109%	)
Other Income	65,535	59,873	61,236	58,451	60,234	5,301	9%
Revenue Net of Interest Expense	65,500	59,919	61,381	58,728	60,642	4,858	8%
Provision for Loan Losses	-	-	-	-	-	-	NM
Total Other Expense	28,543	36,148	34,242	32,020	31,716	(3,173)	(10%	)
Income Before Income Taxes	$36,957	$23,771	$27,139	$26,708	$28,926	$8,031	28%

Volume
PULSE Network	$27,617,635	$24,667,926	$28,051,978	$29,128,044	$27,454,173	$163,462	1%
Third-Party Issuers	1,561,929	1,522,269	1,446,308	1,340,532	1,362,446	199,483	15%
Diners Club International 15	6,554,504	7,172,809	6,465,990	6,240,604	6,293,574	260,930	4%
Total Payment Services 16	$35,734,068	$33,363,004	$35,964,276	$36,709,180	$35,110,193	$623,875	2%

Transactions Processed on PULSE Network (000's)	719,906	676,817	753,201	762,175	686,527	33,379	5%

DISCOVER FINANCIAL SERVICES

RECONCILIATION OF GAAP TO AS ADJUSTED DATA

The following pages present a reconciliation for certain information disclosed in the financial data supplement.

The trusts used in the securitization activities of Discover Financial Services (the "Company") are included in the Company's consolidated financial results beginning with the fiscal quarter ending February 28, 2010, in accordance with the Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 166,  Accounting for Transfers of Financial Assets - an amendment of FASB Statement No. 140  ("Statement No. 166") (codified under the FASB Accounting Standards Codification ("ASC") Section 860,  Transfers and Servicing ) and Statement of Financial Accounting Standards No. 167,  Amendments to FASB Interpretations No. 46(R)  ("Statement No. 167") (codified under ASC Section 810,  Consolidation ), which were effective for the Company at the beginning of its current fiscal year, December 1, 2009.

The Company did not retrospectively adopt Statements No. 166 and 167 and, therefore, financial statements prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) for 2010 and beyond will reflect the new accounting requirements, but the historical GAAP financial statements for periods ending on or before November 30, 2009 will continue to reflect the accounting applicable prior to the Company’s adoption of Statements No. 166 and 167.

To allow for a more meaningful historical comparison in analyzing financial data presented in 2010 and beyond, the Company has prepared financial statements showing how the Company's financial data would have been presented if the trusts used in the Company's securitization activities were consolidated into the Company's financial statements for such periods. In preparing the financial statements, the Company made securitization and as adjusted adjustments for each period.  Securitization adjustments reverse the effect of loan securitization by recharacterizing securitization income to report interest income, interest expense, provision for loan losses, discount and interchange revenue and loan fee revenues in the same lines as non-securitized loans.  As adjusted adjustments include additional amounts necessary to reflect results as if the trusts used in our securitization activities had been fully consolidated in our historical results and adjustments to exclude the impact of income received in connection with the settlement of the Company's antitrust litigation with Visa and MasterCard in each quarter of 2009 and the income statement impact of the Morgan Stanley special dividend agreement dispute in the fourth quarter of 2009.

Tangible common equity ("TCE"), a non-GAAP financial measure, represents common equity less goodwill and intangibles.  A reconcilation of TCE to common equity, a GAAP financial measure, is shown on the pages that follow.  Other financial services companies may also use TCE and definitions may vary, so we advise users of this information to exercise caution in comparing TCE of different companies.  TCE is included because management believes that common equity excluding goodwill and intangibles is a more meaningful valuation to investors of the true net asset value of the company.

Reserve rate (excluding guaranteed student loans), a non-GAAP financial measure, represents the allowance for loan losses as a percentage of total loans excluding guaranteed student loans. A reconciliation of total loans, a GAAP financial measure, to loans excluding the guaranteed portion of student loans is shown on the pages that follow. A portion of the Company's student loans are 97% guaranteed by the federal government under the Federal Family Education Loan Program. These guaranteed student loans carry little default risk and therefore, are reserved at a significantly lower rate than the remaining portfolio. Management believes that a reserve rate excluding the government guaranteed portion of student loans is a more meaningful valuation to investors of the portion of the portfolio that has a risk of loss.

Discover Financial Services
Reconciliation of GAAP to As Adjusted Data
(unaudited, dollars in thousands, except per share statistics)

	Quarter Ended
	Feb 28, 2010	Nov 30, 2009	Aug 31, 2009	May 31, 2009	Feb 28, 2009
GAAP Total Common Equity	$5,853,593	$7,277,481	$7,231,463	$6,263,661	$5,999,351
As Adjusted Adjustments 28	0	(1,332,556)	(1,237,927)	(1,070,835)	(1,008,377)
As Adjusted Total Common Equity	5,853,593	5,944,925	5,993,536	5,192,826	4,990,974
Less: Goodwill	(255,421)	(255,421)	(255,421)	(255,421)	(255,421)
Less: Intangibles	(193,970)	(195,636)	(197,556)	(199,477)	(201,398)
As Adjusted Tangible Common Equity	$5,404,202	$5,493,868	$5,540,559	$4,737,928	$4,534,155

GAAP Book Value per share	$12.90	$15.54	$15.45	$15.40	$12.46
Less: As Adjusted Adjustment	0.00	(2.45)	(2.28)	(2.22)	(2.09)
As Adjusted Book Value per share	12.90	13.09	13.17	13.18	10.37
Less: Goodwill	(0.47)	(0.47)	(0.47)	(0.53)	(0.53)
Less: Intangibles	(0.36)	(0.36)	(0.36)	(0.41)	(0.42)
Less: Preferred Stock	(2.14)	(2.13)	(2.13)	(2.39)	0.00
As Adjusted Tangible Common Equity per share	$9.94	$10.12	$10.21	$9.84	$9.42

GAAP Total Loans	$50,093,516	$23,625,084	$25,489,809	$27,441,514	$28,034,208
Securitization Adjustments 29	NA	27,235,288	25,414,036	23,590,868	22,854,496
Managed Basis	50,093,516	50,860,372	50,903,845	51,032,382	50,888,704
As Adjusted Adjustments	0	(6,226)	(7,249)	(14,495)	(13,090)
As Adjusted Total Loans	50,093,516	50,854,146	50,896,596	51,017,887	50,875,614
Less: Guaranteed portion of student loans	(1,910,889)	(1,274,453)	(889,963)	(448,648)	(334,847)
As Adjusted Total Loans Less: Guaranteed portion of student loans	$48,182,627	$49,579,693	$50,006,633	$50,569,239	$50,540,767

Reserve Rate
GAAP Basis	8.40%	7.44%	7.19%	7.24%	6.70%
Adjustments 30	0.00%	0.23%	0.09%	0.01%	(0.01% )
As Adjusted	8.40%	7.67%	7.28%	7.25%	6.69%
Adjustments (to exclude guaranteed student loans)	0.33%	0.20%	0.13%	0.07%	0.04%
As Adjusted (excluding guaranteed student loans)	8.73%	7.87%	7.41%	7.32%	6.73%

Total Company
Interest Income
GAAP Basis		$638,086	$833,217	$857,984	$815,793
Securitization Adjustments		947,604	830,864	749,468	788,056
Managed Basis		1,585,690	1,664,081	1,607,452	1,603,849
As Adjusted Adjustments		(9,248)	(3,294)	(12,386)	(992)
As Adjusted		$1,576,442	$1,660,787	$1,595,066	$1,602,857

Interest Expense
GAAP Basis		$314,158	$304,401	$320,005	$312,720
Securitization Adjustments		89,140	88,241	94,058	125,697
Managed Basis		403,298	392,642	414,063	438,417
As Adjusted Adjustments		(10,138)	(10,404)	(10,844)	(11,535)
As Adjusted		$393,160	$382,238	$403,219	$426,882

Net Interest Income
GAAP Basis		$323,928	$528,816	$537,979	$503,073
Securitization Adjustments		858,464	742,623	655,410	662,359
Managed Basis		1,182,392	1,271,439	1,193,389	1,165,432
As Adjusted Adjustments		890	7,110	(1,542)	10,543
As Adjusted		$1,183,282	$1,278,549	$1,191,847	$1,175,975

Other Income
GAAP Basis		$1,253,559	$1,315,960	$1,081,120	$1,189,956
Securitization Adjustments		(269,187)	(199,195)	(188,039)	(266,499)
Managed Basis		984,372	1,116,765	893,081	923,457
As Adjusted Adjustments		(434,143)	(541,048)	(379,821)	(376,599)
As Adjusted		$550,229	$575,717	$513,260	$546,858

Revenue Net of Interest Expense
GAAP Basis		$1,577,487	$1,844,776	$1,619,099	$1,693,029
Securitization Adjustments		589,277	543,428	467,371	395,860
Managed Basis		2,166,764	2,388,204	2,086,470	2,088,889
As Adjusted Adjustments		(433,253)	(533,938)	(381,363)	(366,056)
As Adjusted		$1,733,511	$1,854,266	$1,705,107	$1,722,833

Provision for Loan Losses
GAAP Basis		$399,732	$380,999	$643,861	$937,813
Securitization Adjustments		589,277	543,428	467,371	395,860
Managed Basis		989,009	924,427	1,111,232	1,333,673
As Adjusted Adjustments		269,252	160,782	191,244	143,411
As Adjusted		$1,258,261	$1,085,209	$1,302,476	$1,477,084

Discover Financial Services
Reconciliation of GAAP to As Adjusted Data
(unaudited, dollars in thousands, except per share statistics)

	Quarter Ended
	Nov 30, 2009	Aug 31, 2009	May 31, 2009	Feb 28, 2009
Other Expense
GAAP Basis	$118,748	$67,634	$82,341	$65,110
As Adjusted Adjustments	(28,992)	0	0	0
As Adjusted	$89,756	$67,634	$82,341	$65,110

Total Other Expense
GAAP Basis	$607,499	$523,838	$560,628	$559,123
As Adjusted Adjustments	(28,992)	0	0	0
As Adjusted	$578,507	$523,838	$560,628	$559,123

Income Before Income Taxes
GAAP Basis	$570,256	$939,939	$414,610	$196,093
As Adjusted Adjustments	(673,513)	(694,720)	(572,607)	(509,467)
As Adjusted	$(103,257)	$245,219	$(157,997)	$(313,374)

Tax Expense
GAAP Basis	$217,719	$362,485	$188,810	$75,699
As Adjusted Adjustments	(261,756)	(267,830)	(214,507)	(192,745)
As Adjusted	$(44,037)	$94,655	$(25,697)	$(117,046)

Net Income
GAAP Basis	$352,537	$577,454	$225,800	$120,394
As Adjusted Adjustments	(411,757)	(426,890)	(358,100)	(316,722)
As Adjusted	$(59,220)	$150,564	$(132,300)	$(196,328)

Net Income Allocated to Common Stockholders
GAAP Basis	$330,505	$552,928	$206,366	$118,380
As Adjusted Adjustments	(408,360)	(421,974)	(355,220)	(314,708)
As Adjusted	$(77,855)	$130,954	$(148,854)	$(196,328)

Total Assets
GAAP Basis	$46,020,987	$42,698,290	$41,518,288	$40,606,518
Securitization Adjustments	26,968,289	25,096,019	23,328,536	22,625,139
Managed Basis	72,989,276	67,794,309	64,846,824	63,231,657
As Adjusted Adjustments	(5,872,917)	(3,864,789)	(2,050,521)	(1,988,921)
As Adjusted	$67,116,359	$63,929,520	$62,796,303	$61,242,736

Tangible Assets
GAAP Basis	$45,569,930	$42,245,313	$41,063,390	$40,149,699
Securitization Adjustments	26,968,289	25,096,019	23,328,536	22,625,139
Managed Basis	72,538,219	67,341,332	64,391,926	62,774,838
As Adjusted Adjustments	(5,872,917)	(3,864,789)	(2,050,521)	(1,988,921)
As Adjusted	$66,665,302	$63,476,543	$62,341,405	$60,785,917

Total Equity
GAAP Basis	$8,435,547	$8,386,202	$7,415,640	$5,999,351
As Adjusted Adjustments	(1,332,556)	(1,237,927)	(1,070,836)	(1,008,377)
As Adjusted	$7,102,991	$7,148,275	$6,344,804	$4,990,974

Allowance for Loan Losses
GAAP Basis	$1,757,899	$1,832,360	$1,986,473	$1,878,942
As Adjusted Adjustments	2,144,461	1,875,211	1,714,428	1,523,184
As Adjusted	$3,902,360	$3,707,571	$3,700,901	$3,402,126

Change in Loan Loss Reserves
GAAP Basis	$(74,461)	$(154,113)	$107,531	$504,357
As Adjusted Adjustments	269,250	160,783	191,244	143,412
As Adjusted	$194,789	$6,670	$298,775	$647,769

Loan Receivables
Average Total Loans
GAAP Basis	$23,835,598	$26,380,203	$28,257,484	$27,733,143
Securitization Adjustments	26,755,248	24,590,853	22,875,277	24,144,702
Managed Basis	50,590,846	50,971,056	51,132,761	51,877,845
As Adjusted Adjustments	(5,514)	(13,102)	(12,263)	(11,069)
As Adjusted	$50,585,332	$50,957,954	$51,120,498	$51,866,776

Discover Financial Services
Reconciliation of GAAP to As Adjusted Data
(unaudited, dollars in thousands, except per share statistics)

	Quarter Ended
Direct Banking Earnings Summary	Nov 30, 2009	Aug 31, 2009	May 31, 2009	Feb 28, 2009
Interest Income
Managed	$1,585,612	$1,663,886	$1,607,114	$1,603,362
As Adjusted Adjustments	(9,248)	(3,294)	(12,386)	(992)
As Adjusted	$1,576,364	$1,660,592	$1,594,728	$1,602,370

Interest Expense
Managed	$403,266	$392,592	$414,002	$438,338
As Adjusted Adjustments	(10,138)	(10,404)	(10,844)	(11,535)
As Adjusted	$393,128	$382,188	$403,158	$426,803

Net Interest Income
Managed	$1,182,346	$1,271,294	$1,193,112	$1,165,024
As Adjusted Adjustments	890	7,110	(1,542)	10,543
As Adjusted	$1,183,236	$1,278,404	$1,191,570	$1,175,567

Other Income
Managed	$924,499	$1,055,529	$834,630	$863,223
As Adjusted Adjustments	(434,143)	(541,048)	(379,821)	(376,599)
As Adjusted	$490,356	$514,481	$454,809	$486,624

Revenue Net of Interest Expense
Managed	$2,106,845	$2,326,823	$2,027,742	$2,028,247
As Adjusted Adjustments	(433,253)	(533,938)	(381,363)	(366,056)
As Adjusted	$1,673,592	$1,792,885	$1,646,379	$1,662,191

Provision for Loan Losses
Managed	$989,009	$924,427	$1,111,232	$1,333,673
As Adjusted Adjustments	269,252	160,782	191,244	143,411
As Adjusted	$1,258,261	$1,085,209	$1,302,476	$1,477,084

Total Other Expense
Managed	$571,351	$489,596	$528,608	$527,407
As Adjusted Adjustments	(28,992)	0	0	0
As Adjusted	$542,359	$489,596	$528,608	$527,407

Income Before Income Taxes
Managed	$546,485	$912,800	$387,902	$167,167
As Adjusted Adjustments	(673,513)	(694,720)	(572,607)	(509,467)
As Adjusted	$(127,028)	$218,080	$(184,705)	$(342,300)

Pretax Return on Loan Receivables
Managed	4.33%	7.10%	3.01%	1.31%
Adjustments	(5.34% )	(5.40% )	(4.44% )	(3.99% )
As Adjusted	(1.01% )	1.70%	(1.43% )	(2.68% )

Credit Card Loans
Credit Card Loans
GAAP Basis	$20,230,302	$22,721,603	$25,312,764	$26,156,681
Securitization Adjustments	27,235,288	25,414,036	23,590,868	22,854,496
Managed Basis	47,465,590	48,135,639	48,903,632	49,011,177
As Adjusted Adjustments	(6,226)	(7,249)	(14,496)	(13,090)
As Adjusted	$47,459,364	$48,128,390	$48,889,136	$48,998,087

Average Credit Card Loans
GAAP Basis	$20,674,527	$24,051,037	$26,233,044	$26,109,533
Securitization Adjustments	26,755,248	24,590,853	22,875,277	24,144,702
Managed Basis	47,429,775	48,641,890	49,108,321	50,254,235
As Adjusted Adjustments	(5,514)	(13,101)	(12,263)	(11,069)
As Adjusted	$47,424,261	$48,628,789	$49,096,058	$50,243,166

Total Company Ratios
Effective Tax Rate
GAAP Basis	38.2%	38.6%	45.5%	38.6%
Adjustments	4.5%	0.0%	(29.3% )	(1.3% )
As Adjusted	42.6%	38.6%	16.3%	37.4%

Tangible Common Equity/Tangible Assets
GAAP Basis	15.0%	16.0%	14.1%	13.8%
Adjustments	(6.8% )	(7.3% )	(6.5% )	(6.3% )
As Adjusted	8.2%	8.7%	7.6%	7.5%

Tangible Common Equity/Net Loans
GAAP Basis	31.2%	28.7%	22.8%	21.2%
Adjustments	(19.5% )	(17.0% )	(12.8% )	(11.7% )
As Adjusted	11.7%	11.7%	10.0%	9.5%

Discover Financial Services
Reconciliation of GAAP to As Adjusted Data
(unaudited, dollars in thousands, except per share statistics)

	Quarter Ended
	Nov 30, 2009		Aug 31, 2009		May 31, 2009		Feb 28, 2009
ROE
GAAP Basis	16%		28%		12%		8%
Adjustments	(19%	)	(19%	)	(20%	)	(23%	)
As Adjusted	(3%	)	9%		(8%	)	(15%	)

Net Yield on Loan Receivables
GAAP Basis	5.45%		7.95%		7.55%		7.36%
Adjustments	3.93%		2.00%		1.70%		1.84%
As Adjusted	9.38%		9.95%		9.25%		9.20%

Return on Loan Receivables
GAAP Basis	5.93%		8.68%		3.17%		1.76%
Adjustments	(6.40%	)	(7.51%	)	(4.20%	)	(3.30%	)
As Adjusted	(0.47%	)	1.17%		(1.03%	)	(1.54%	)

Basic EPS
GAAP Basis	$0.61		$1.08		$0.43		$0.25
Adjustments	(0.75)		(0.82)		(0.74)		(0.65)
As Adjusted	$(0.14)		$0.26		$(0.31)		$(0.41)

Diluted EPS
GAAP Basis	$0.60		$1.07		$0.43		$0.25
Adjustments	(0.74)		(0.82)		(0.74)		(0.65)
As Adjusted	$(0.14)		$0.25		$(0.31)		$(0.41)

Loan Receivables Ratios

Interest Yield
GAAP Basis	10.25%		12.10%		11.54%		11.24%
Adjustments	2.10%		0.69%		0.65%		1.01%
As Adjusted	12.35%		12.79%		12.18%		12.26%

Net Principal Charge-off Rate
GAAP Basis	7.98%		8.05%		7.53%		6.34%
Adjustments	0.45%		0.35%		0.26%		0.14%
As Adjusted	8.43%		8.40%		7.79%		6.48%

Delinquency Rate (over 30 days)
GAAP Basis	4.92%		4.86%		4.87%		5.04%
Adjustments	0.39%		0.25%		0.21%		0.22%
As Adjusted	5.31%		5.11%		5.08%		5.26%

Delinquency Rate (over 90 days)
GAAP Basis	2.58%		2.46%		2.60%		2.57%
Adjustments	0.20%		0.14%		0.13%		0.12%
As Adjusted	2.78%		2.60%		2.73%		2.69%

Credit Card Ratios

Interest Yield
GAAP Basis	10.86%		12.56%		11.81%		11.39%
Adjustments	1.90%		0.49%		0.54%		0.97%
As Adjusted	12.76%		13.05%		12.36%		12.37%

Net Principal Charge-off Rate
GAAP Basis	8.77%		8.48%		7.88%		6.58%
Adjustments	0.04%		0.15%		0.11%		0.04%
As Adjusted	8.81%		8.63%		7.99%		6.62%

Delinquency Rate (over 30 days)
GAAP Basis	5.52%		5.27%		5.15%		5.32%
Adjustments	0.08%		0.04%		0.08%		0.09%
As Adjusted	5.60%		5.31%		5.23%		5.41%

Delinquency Rate (over 90 days)
GAAP Basis	2.92%		2.70%		2.77%		2.73%
Adjustments	0.02%		0.02%		0.05%		0.05%
As Adjusted	2.94%		2.72%		2.82%		2.78%

1 GAAP data is presented in accordance with Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards ("FAS") No. 140 for quarters ended February 28, 2009, May 31, 2009, August 31, 2009 and November 30, 2009.  GAAP data for the quarter ended February 28, 2010 is presented in accordance with FAS No. 166,  Accounting for Transfers of Financial Assets – an amendment of FAS No. 140  and FAS No. 167,  Amendments to FASB Interpretations No. 46(R), which were effective for the Company at the beginning of its current fiscal year, December 1, 2009.

2 The quarters ended February 28, 2009, May 31, 2009, August 31, 2009 and November 30, 2009 include $475 million pre-tax (estimated $297 million after-tax), $473 million pre-tax (estimated $295 million after-tax), $472 million pre-tax (estimated $287 million after-tax), and $472 million (estimated $285 million after-tax), respectively related to the Visa/MasterCard anti-trust litigation settlement.

3 Net Income Allocated to Common Stockholders represents net income less (i) dividends and accretion of discount on shares of preferred stock and (ii) income allocated to participating securities.

4 Effective Tax Rate represents tax expense divided by income before income taxes.

5 Tangible Assets represents total assets less goodwill and intangibles.

6 Net Loans represents total loans less the allowance for loan loss (period end).

7 Book Value per share represents total equity divided by ending common shares outstanding.

8 Return on Equity represents net income (annualized) divided by average total equity for the reporting period.

9 Reserve Rate represents the allowance for loan losses divided by total loans less loans held for sale.

10 Earnings Per Share represents net income allocated to common stockholders divided by the weighted average common shares outstanding.

11 Interest Yield represents interest income on loan receivables (annualized) divided by average loans for the reporting period.

12 Net Principal Charge-off Rate represents net principal charge-off dollars (annualized) divided by average loans for the reporting period.

13 Delinquency Rate (Over 30 Days) represents the total dollar amount of loans delinquent greater than thirty days divided by ending loans (total or credit card loans, as appropriate).

14 Delinquency Rate (Over 90 Days) represents the total dollar amount of loans delinquent greater than ninety days divided by ending loans (total or credit card loans, as appropriate).

15 Volume is derived from data provided by licensees for Diners Club branded cards issued outside of North America and is subject to subsequent revision or amendment.

16 Payment Services segment was formerly referred to as the Third-Party Payments segment.

17 Gross proprietary sales volume on the Discover Network.

18 Tangible common equity ("TCE"), a non-GAAP financial measure, represents total common equity less goodwill and intangibles. The Company believes TCE is a more meaningful valuation to investors of the net asset value of the Company. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of GAAP to As Adjusted data schedule.

19 Tangible Common Equity/Tangible Assets, a non-GAAP measure, represents total common equity less goodwill and intangibles divided by total assets less goodwill and intangibles.

20 Tangible Common Equity/Net Loans, a non-GAAP measure, represents total common equity less goodwill and intangibles divided by total loans less the allowance for loan loss (period end).

21 Tangible Common Equity per Share, a non-GAAP measure, represents total common equity less goodwill and intangibles divided by ending common shares outstanding.

22 Net Yield on Loan Receivables represents net interest income (annualized) divided by average total loans for the period.

23 Return on Loan Receivables represents net income (annualized) divided by average total loans for the period.

24 Reserve Rate (excluding guaranteed student loans), a non-GAAP financial measure, represents the allowance for loan losses as a percentage of total loans excluding guaranteed student loans. The Company believes that a reserve rate excluding the government guaranteed portion of student loans is a more meaningful valuation to investors of the portion of the portfolio that has a risk of loss. For a corresponding reconciliation of loans excluding the guaranteed portion of student loans to a GAAP financial measure, see Reconciliation of GAAP to As Adjusted data schedule.

25 Direct Banking segment was formerly referred to as the U.S. Card segment.

26 Managed basis assumes that loans that have been securitized were not sold and presents financial information regarding these loans in a manner similar to the presentation of financial information regarding loans that have not been sold.

27 Pretax Return on Loan Receivables represents income before income taxes (annualized) divided by average total loans for the period.

28 As adjusted adjustments include additional amounts necessary to reflect results as if the trusts used in our securitization activities had been fully consolidated in our historical results.  Also included are adjustments to exclude the impact of income received in connection with the settlement of the Company's antitrust litigation with Visa and MasterCard in each quarter of 2009 and the income statement impact of the Morgan Stanley special dividend agreement dispute in the fourth quarter of 2009.

29 Securitization Adjustments reverse the effect of loan securitization by recharacterizing securitization income to report interest income, interest expense, provision for loan losses, discount and interchange revenue and loan fee revenues in the same lines as non-securitized loans. Beginning December 1, 2009, securitization adjustments are no longer applicable as the trust assets are consolidated in GAAP reporting.

30 Adjustments represent the difference between GAAP basis and As Adjusted basis.